Supplement to Your Annual Product Information Notice

On January 2, 2013, Hartford Life, Inc. (“Seller”), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (the “Company”) announced that the sale of its life insurance business to Prudential Financial, Inc. (“Buyer”) has been completed. As a result of the transaction, Hartford’s life insurance policies will be administered by the Prudential Insurance Company of America.

This supplement should be retained with the Annual Product Information Notice for future reference.

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